UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 30, 2020

First BanCorp.
(Exact Name of Registrant as Specified in its Charter)

Puerto Rico	001-14793	66-0561882
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1519 Ponce de Leon Ave. P.O. Box 9146 San Juan, Puerto Rico	00908-0146
(Address of Principal Executive Offices)	(Zip Code)

(787) 729-8200
(Registrant’s Telephone Number, including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.10 par value)	FBP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 30, 2020, the Board of Directors of First BanCorp (the “Corporation”), the bank holding company of FirstBank Puerto Rico (the “Bank”), elected Mr. Félix M. Villamil to serve as a director on the Corporation’s and Bank’s Board of Directors, effective October 30, 2020.

On October 30, 2020, the Corporation and Mr. Villamil entered into an Offer Letter pursuant to which Mr. Villamil will be entitled to compensation and benefits that are the same as those to which all of the Corporation’s directors, other than the Corporation’s Chair, are entitled.

Mr. Villamil is a highly respected former executive and former Certified Public Accountant with over thirty-five years of experience in the finance and technology industry. Throughout his career, Mr. Villamil held various positions within internal audit, credit risk and operations. From 2004 to 2013, Mr. Villamil held various positions within Evertec, Inc. (“Evertec”), including Chief Executive Officer and Director from September 2010 to February 2012, and Vice Chairman from 2012 to 2013. As Chief Executive Officer and Director of Evertec, Mr. Villamil managed the overall business strategy, including overseeing Evertec’s growth from a division within Popular, Inc., to an independent player in the payments processing sector. From 1990 to 2004, Mr. Villamil was employed by Banco Popular de Puerto Rico, holding various positions, including Executive Vice President of the Operations Group, Senior Vice President of the Retail Banking Group, the Credit Risk Management Division, and General Auditor. Mr. Villamil also served as a member of the Board of Directors of Santander BanCorp and Banco Santander Puerto Rico from 2018 to September 1, 2020. Mr. Villamil is also actively involved in other non-profit organizations in Puerto Rico.

The Board committees on which Mr. Villamil will serve, if any, have not been determined.

A copy of the Offer Letter is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

Exhibit Index

Exhibit	Description of Exhibit

10.1	Offer Letter between First BanCorp and Felix M. Villamil, dated October 30, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2020	First BanCorp.

	By:	/s/ Lawrence Odell
	Name:	Lawrence Odell
	Title:	EVP and General Counsel